UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 6, 2006

                              CENTER BANCORP, INC.

             (Exact Name of Registrant as Specified in its Charter)

                          New Jersey 2-81353 52-1273725
       (State or Other Jurisdiction (Commission File Number) (IRS Employer
                      of Incorporation) Identification No.)

                   2455 Morris Avenue, Union, New Jersey 07083
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (800) 862-3683

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

         On January 26, 2006, Center Bancorp, Inc. (the "Registrant") issued a press release regarding results for the quarter and year ended December 31, 2005. A copy of that press release was filed as Exhibit 99.1 to a Current Report on Form 8-K previously filed by the Registrant.

         On February 6, 2006, the Registrant issued a second press release regarding results for the quarter and year ended December 31, 2005, referring to a $89,604 reduction in the amount of investment income recorded during the fourth quarter of 2005. A copy of that press release is filed as Exhibit 99.2 to this amended Current Report on Form 8-K/A.

         Item 9.01.  Financial Statements and Exhibits.

         (c)      Exhibits

         Exhibit 99.2 - Press release, dated February 6, 2006, regarding results for the quarter and year ended December 31, 2005.

            The only portions of Exhibit 99.2 which are to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 are the Registrant's consolidated statements of condition, consolidated statements of income and average balance sheets with interest and average rates. All other portions of Exhibit 99.2 are deemed "furnished", and not "filed", for purposes of Section 18 of the Securities Exchange Act of 1934.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CENTER BANCORP, INC.

                              By: /s/ John J. Davis
                                  -----------------------------------------
                              Name:   John J. Davis
                              Title:  President and Chief Executive Officer

Dated: February 6, 2006


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                                  EXHIBIT INDEX

         Exhibit 99.2 - Press release, dated February 6, 2006, regarding results for the quarter and year ended December 31, 2005


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